                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                 SCHEDULE 14D-1

           Tender Offer Statement Pursuant to Rule 14(d)(1) Under The
                         Securities Exchange Act of 1934



                 COMPANIA BOLIVIANA DE ENERGIA ELECTRICA S.A. -
                         BOLIVIAN POWER COMPANY LIMITED
--------------------------------------------------------------------------------
                            (Name of Subject Company)

                             TOSLI ACQUISITION B.V.
                             TOSLI INVESTMENTS N.V.
                                NRG ENERGY, INC.
                             NORDIC POWER INVEST AB
                                  VATTENFALL AB
--------------------------------------------------------------------------------
                                    (Bidders)

                   Common Shares, without nominal or par value
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   204425 102
--------------------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                                David H. Peterson
                 Compania Boliviana de Energia Electrica S.A. -
                         Bolivian Power Company Limited
                       Obrajes, Ave. Hernando Siles #5635
                              Entre Calles 10 y 11
                                 La Paz, Bolivia
--------------------------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Bidders)

                                 with a copy to:

                                Frank Voigt, Esq.
                              Dorsey & Whitney LLP
                             Pillsbury Center South
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402
                                 (612) 340-2781

                            CALCULATION OF FILING FEE

-------------------------------------------------------------------------------
         Transaction Valuation*           Amount of Filing Fee**
-------------------------------------------------------------------------------
             $84,051,500                        $16,810
--------------------------------------------------------------------------------

* For purposes of calculating the filing fee only. Assumes the purchase of 4,202.575 common shares (the "Shares") at a purchase price of U.S. $20.00 net per Share in cash. Such number of Shares represents all the Shares outstanding as of March 31, 1999.

** The amount of the filing fee, calculated in accordance with Rule 0-11(d) under the Securities Exchange Act of 1934, as amended, equals 1/50th of one percent of the aggregate cash offered by the bidder.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:  $16,810          Filing Parties: Tosli Acquisition B.V.
                                                          Tosli Investments N.V.
                                                                NRG Energy, Inc.
                                                          Nordic Power Invest AB
                                                                   Vattenfall AB

Form or Registration No.: Schedule 13E-3         Date Filed:   August 26, 1999

                                  TENDER OFFER

         This Amendment No. 1 to the Tender Offer Statement on Schedule 14D-1 (this "Statement") relates to the offer by Tosli Acquisition B.V., a Netherlands private limited liability company (the "Purchaser") and a wholly-owned subsidiary of Tosli Investments N.V., a Netherlands public limited liability company ("Tosli") that is equally owned, through subsidiaries, by NRG Energy, Inc., a Delaware corporation ("NRG") and a wholly-owned subsidiary of Northern States Power Company, a Minnesota corporation ("NSP"), and Nordic Power Invest AB, a Swedish corporation ("NPI") and a wholly-owned subsidiary of Vattenfall AB, a Swedish corporation ("Vattenfall") that is wholly-owned by the State of Sweden, to purchase all of the outstanding common shares (the "Shares"), without nominal or par value, of Compania Boliviana de Energia Electrica S.A. - Bolivian Power Company Limited, a Nova Scotia corporation (the "Company"), at a purchase price of U.S. $20.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 26, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal, which, as amended from time to time, together constitute the "Offer," and the Supplement to the Offer to Purchase, dated October 26, 1999 (the "Supplement"), a copy of which is attached hereto as Exhibit (a)(9).

ITEM 1.  SECURITY AND SUBJECT COMPANY.

     (a) The name of the subject company is Compania Boliviana de Energia Electrica S.A. -- Bolivian Power Company Limited, a Nova Scotia corporation, which has its principal executive offices at Av. Hernando Siles 5635, Obrajes, La Paz, Bolivia.

     (b) The class of equity securities being sought is the Company's common shares, without nominal or par value. The information set forth on the cover page and in the "INTRODUCTION" of the Offer to Purchase is incorporated herein by reference.

     (c) The information set forth in Section 5 "THE OFFER - Price Range of Shares; Dividends" of the Offer to Purchase is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

     (a)-(d) and (g) This Statement is being filed by Purchaser, Tosli, NRG, NPI and Vattenfall. The information set forth in Section 7 "THE OFFER - Certain Information Concerning the Purchaser, Tosli, NRG, NPI, Vattenfall and NSP" and Schedule A of the Offer to Purchase is incorporated herein by reference.

     (e) and (f) During the last five years, neither Purchaser, Tosli, NRG, NPI nor Vattenfall, nor, to the best of their knowledge, any of the individuals listed in Schedule A of the Offer to Purchase has (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or
(ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS WITH THE SUBJECT COMPANY.

     (a)-(b) The information set forth in Section 7 "THE OFFER - Certain Information Concerning the Purchaser, Tosli, NRG, NPI, Vattenfall and NSP,"
Section 1 "SPECIAL FACTORS - Background of the Offer; Agreements" and Section 2 "SPECIAL FACTORS - Purposes of the Offer; Plans for the Company" of the Offer to Purchase, each as amended and supplemented, is incorporated herein by reference.

ITEM 4.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a)-(b) The information set forth in the "INTRODUCTION" and Section 8 "THE OFFER - Source and Amount of Funds" of the Offer to Purchase is incorporated herein by reference.

ITEM 5.  PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE BIDDER.

     (a)-(e) The information set forth in the "INTRODUCTION," Section 1 "SPECIAL FACTORS - Background of the Offer; Agreements" and Section 2 "SPECIAL FACTORS - Purpose of the Offer; Plans for the Company" of the Offer to Purchase is incorporated herein by reference.

     (f)-(g) The information set forth in the "INTRODUCTION" and Section 3 "SPECIAL FACTORS - Effect of the Offer on the Market for the Shares; Termination of Exchange Act Registration" of the Offer to Purchase is incorporated herein by reference.

ITEM 6.  INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

     (a)-(b) The information set forth in the "INTRODUCTION," Section 7 "THE OFFER - Certain Information Concerning the Purchaser, Tosli, NRG, NPI, Vattenfall and NSP," Section 1 "SPECIAL FACTORS - Background of the Offer; Agreements," Section 2 "SPECIAL FACTORS - Purposes of the Offer; Plans for the Company" and Schedule A of the Offer to Purchase is incorporated herein by reference.

ITEM 7. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE SUBJECT COMPANY'S SECURITIES.

     The information set forth in the "INTRODUCTION," Section 7 "THE OFFER - Certain Information Concerning Purchaser, Tosli, NRG NPI, Vattenfall and NSP,"
Section 8 "THE OFFER - Source and Amount of Funds," Section 1 "SPECIAL FACTORS - Background of the Offer," Section 2 "SPECIAL FACTORS - Purposes of the Offer; Plans for the Company," and Schedule A of the Offer to Purchase is incorporated herein by reference.

ITEM 8.  PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

     The information set forth in the "INTRODUCTION" of the Offer to Purchase is incorporated herein by reference.

     Except as set forth above, none of the bidders or any person acting on its or their behalf has or currently intends to employ, retain or compensate any person to make solicitations or recommendations on its or their behalf in connection with the Offer.

ITEM 9.  FINANCIAL STATEMENTS OF CERTAIN BIDDERS.

     The information set forth in Section 7 "THE OFFER - Certain Information Concerning Purchaser, Tosli, NRG NPI, Vattenfall and NSP" of the Offer to Purchase is incorporated herein by reference.

     The incorporation by reference herein of the above-referenced financial information does not constitute an admission that such information is material to a decision by a security holder of the Company whether to sell, tender or hold securities being sought in the Offer.

ITEM 10.  ADDITIONAL INFORMATION.

     (a) Except as disclosed in Items 3 and 7 above, there are no present or proposed material contracts, arrangements, understandings or relationships between the Purchaser, Tosli, NRG, NPI and Vattenfall, or to the best knowledge of the Purchaser, Tosli, NRG, NPI and Vattenfall, any of the persons listed in Schedule A of the Offer to Purchase, and the Company, or any of its executive officers, directors, controlling persons or subsidiaries.

     (b)-(d) The information set forth in Section 10 "THE OFFER - Certain Legal Matters; Regulatory Approval" of the Offer to Purchase is incorporated herein by reference.

     (e) None.

     (f) Reference is hereby made to the Offer to Purchase, the Supplement, and the related Letter of Transmittal, copies of which are attached hereto as Exhibits (a)(1), (a)(2) and (a)(9), respectively, and which are incorporated herein in their entirety by reference.

ITEM 11. MATERIAL TO BE FILED AS EXHIBITS.


(a)(1)   Offer to Purchase dated August 26, 1999.**

(a)(2)   Form of Letter of Transmittal.**

(a)(3)   Form of Notice of Guaranteed Delivery.**

(a)(4) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.**

(a)(5) Form of Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.**

(a)(6) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.**

(a)(7)   Form of Notice of Offer to Purchase.**

(a)(8)   Press Release issued by the Company, dated August 26, 1999.**

(a)(9)   Supplement to Offer to Purchase dated October 26, 1999.*

(a)(10)  Press Release issued by the Company, dated September 27, 1999.*

(a)(11)  Press Release issued by the Company, dated October 26, 1999.*

(b)      None

(c)(1) Employment Agreement of Roger J. Dupuis, dated October 7, 1996 (incorporated by reference to the Company's Form 10-K for the year ended December 31, 1996). **

(c)(2) Employment Agreement of Roland C. Gibson, dated October 7, 1996 (incorporated by reference to the Company's Form 10-K for the year ended December 31, 1996).**

(c)(3) Stockholders Agreement dated as of December 13, 1996, by and between NRG Energy, Inc. and Nordic Power Invest AB (incorporated by reference to the Company's Form 8-K dated December 19, 1986).**

(c)(4) Credit Agreement dated as of August 1, 1997, by and between the Company and Corporacion Andina de Fomento. (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1990).**

(c)(5) Stockholder Maintenance Agreement dated August 1, 1997, by and among NRG Energy, Inc., Nordic Power Invest AB and Corporation Andina de Fomento (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1990).**

(c)(6) Form of Pledge Agreement dated as of August 1, 1997, by and among the Company, Corporacion Andina de Fomento and United States Trust Company of New York (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1997).**

(c)(7) Form of Subsidiary Guaranty dated as of August 1, 1997, by and among the Company, Corporacion Andina de Fomento and all Restricted Subsidiaries of the Company made a party to the Agreement by execution of a Joinder to Guaranty in the form attached thereto (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30,
         1997).**

(c)(8) Form of Indenture dated as of August 1, 1997, by and between the Company and Corporacion Andina de Fomento (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1997).**

(c)(9) Development Services Agreement, dated October 9, 1998, between Cobee Development LLC and the Company (incorporated by reference to the Company's Form 10-K for the year ended December 31, 1998).**

(d)      None

(e)      Not applicable.

(f)      Not applicable.

*        Filed herewith.
**       Previously filed.




                                   SIGNATURES


After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated: October 26, 1999                   Tosli Acquisition B.V.

                                          By:   /S/  Valorie A. Knudsen
                                             ----------------------------------
                                              Valorie A. Knudsen
                                              Director of Tosli Investments N.V.

                                          And By:  /S/  Gunnar Vallin
                                                 -------------------------------
                                              Gunnar Vallin
                                              Director of Tosli Investments N.V.
                                              Tosli Investments N.V.


                                          By:  /S/  Valorie A. Knudsen
                                             -----------------------------------
                                              Valorie A. Knudsen
                                              Director

                                          And By:  /S/  Gunnar Vallin
                                                 -------------------------------
                                              Gunnar Vallin
                                              Director

                                          NRG Energy, Inc.

                                          By:      /S/  Valorie A. Knudsen
                                             -----------------------------------
                                              Valorie A. Knudsen
                                              Vice President, Corporate Strategy
                                              and Emerging Markets

                                          Nordic Power Invest AB

                                          By:   /S/ Gunnar Vallin
                                             -----------------------------------
                                              Gunnar Vallin
                                              President

                                          Vattenfall AB

                                          By:   /S/ Gunnar Vallin
                                             -----------------------------------
                                              Gunnar Vallin
                                              Senior Vice President

                                  EXHIBIT INDEX



(a)(1)   Offer to Purchase dated August 26, 1999.**

(a)(2)   Form of Letter of Transmittal.**

(a)(3)   Form of Notice of Guaranteed Delivery.**

(a)(4) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.**

(a)(5) Form of Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.**

(a)(6) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.**

(a)(7)   Form of Notice of Offer to Purchase.**

(a)(8)   Press Release issued by the Company, dated August 26, 1999.**

(a)(9)   Supplement to Offer to Purchase, dated October 26, 1999.*

(a)(10)  Press Release issued by the Company, dated September 27, 1999.*

(a)(11)  Press Release issued by the Company, dated October 26, 1999.*

(b)      None

(c)(1)   Employment Agreement of Roger J. Dupuis, dated October 7,
         1996 (incorporated by reference to the Company's Form 10-K for the year ended December 31, 1996). **

(c)(2) Employment Agreement of Roland C. Gibson, dated October 7, 1996 (incorporated by reference to the Company's Form 10-K for the year ended December 31, 1996).**

(c)(3) Stockholders Agreement dated as of December 13, 1996, by and between NRG Energy, Inc. and Nordic Power Invest AB (incorporated by reference to the Company's Form 8-K dated December 19, 1986).**

(c)(4) Credit Agreement dated as of August 1, 1997, by and between the Company and Corporacion Andina de Fomento. (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1990).**

(c)(5) Stockholder Maintenance Agreement dated August 1, 1997, by and among NRG Energy, Inc., Nordic Power Invest AB and Corporation Andina de Fomento (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1990).**

(c)(6) Form of Pledge Agreement dated as of August 1, 1997, by and among the Company, Corporacion Andina de Fomento and United States Trust Company of New York (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1997)**

(c)(7) Form of Subsidiary Guaranty dated as of August 1, 1997, by and among the Company, Corporacion Andina de Fomento and all Restricted Subsidiaries of the Company made a party to the Agreement by execution of a Joinder to Guaranty in the form attached thereto (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1997).**

(c)(8) Form of Indenture dated as of August 1, 1997, by and between the Company and Corporacion Andina de Fomento (incorporated by reference to the Company's Form 10-Q for the quarter ended June 30, 1997).**

(c)(9) Development Services Agreement, dated October 9, 1998, between Cobee Development LLC and the Company (incorporated by reference to the Company's Form 10-K for the year ended December 31,
         1998).**

(d)      None
(e)      Not applicable.
(f)      Not applicable.

*        Filed herewith.
**       Previously filed.